MERRILL LYNCH INSTITUTIONAL INTERMEDIATE FUND

[COMPASS GRAPHIC]


Annual Report
October 31, 1996

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Dear Shareholder:

   We are pleased to provide you with this Annual Report for Merrill Lynch Institutional Intermediate Fund. For the year ended October 31, 1996, the Fund's total investment return was +4.87%, based on a change in per share net asset value from $9.82 to $9.68, and assuming reinvestment of $0.602 per share income dividends. Based on the month-end per share net asset value of $9.68 for the same period, these dividends represented a net annualized yield of 6.21%.

   For the quarter ended October 31, 1996, the Fund's total investment return was +2.52%, based on a change in per share net asset value from $9.59 to $9.68, and assuming reinvestment of $0.149 per share income dividends. Based on the month-end net asset value of $9.68 per share for the same period, these dividends represented a net annualized yield of 6.12%. The Fund's standardized 30-day yield as of October 31, 1996 was 5.50%. (Additional performance information, including average annual total returns, can be found on page 3 of this letter to shareholders.)

Fiscal Year in Review

   We continued to remain defensive in this environment by shortening the average duration of the Fund from 2.41 years in January to as low as 1.97 years in July. We accomplished this strategy by trading down the yield curve, and by exchanging into shorter maturities. As the tone of the market improved in the fall, we extended maturity again and maintained the portfolio's mix of Federal agency issues and Treaury securities. At October 31, 1996 we had a duration of
2.44 years. The Fund's total return benefited by our extending duration as a result of the steepness of the yield curve in the intermediate term.

Shareholder Vote

   As this report to shareholders went to press, shareholders were expected to vote on the following proposals at a meeting scheduled to be held December 23, 1996:

(bullet) Amending the investment objective of the Fund to seeking the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the US Government, its agencies or instrumentalities with a maximum maturity not to exceed 15 years.

(bullet) Changing the Fund's name.

(bullet) Amending the fundamental investment restrictions of the Fund.

(bullet) Enabling the Fund to issue four classes of shares, Class A, Class B, Class C and Class D, whereby the Fund's existing shares would be reclassified as Class D Shares, and holders of reclassified shares would be permitted to purchase additional Class D Shares without sales charge but would be subject to an ongoing 0.10% annual account maintenance fee as compared to the 0.15% annual distribution fee currently imposed.

If approved by the Fund's shareholders, it is likely that these proposals will be implemented on or about December 31, 1996.

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In Conclusion

   We thank you for your continued investment in Merrill Lynch Institutional Intermediate Fund, and we look forward to discussing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,

/s/ Robert W. Crook
-------------------
Robert W. Crook
President and Trustee


/s/ Jay C. Harbeck
--------------------
Jay C. Harbeck
Vice President and Portfolio Manager
November 26, 1996

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TRUSTEES, OFFICERS AND PORTFOLIO MANAGER

Robert W. Crook*
 President & Trustee
 Senior Vice President,
  Merrill Lynch Asset Management, L.P.

A. Bruce Brackenridge
 Trustee
 Retired Group Executive,
  J.P. Morgan & Co. Inc.

Charles C. Cabot, Jr.
 Trustee
 Partner, Sullivan & Worcester

James T. Flynn
 Trustee
 Retired Chief Financial Officer,
  J.P. Morgan & Co., Inc.

Terry K. Glenn*
 Trustee
 Executive Vice President,
  Merrill Lynch Asset Management, L.P.

George W. Holbrook, Jr.
 Trustee
 Managing Partner,
  Bradley Resources Company

W. Carl Kester
 Trustee
 MBA Class of 1958 Professor of Business
 Administration,
  Harvard University Graduate School of
  Business Administration


William E. Aldrich
 Executive Vice President
Michael J. Brady
 Senior Vice President
William M. Breen
 Senior Vice President
James J. Fatseas
 Senior Vice President
N. John Hewitt
 Senior Vice President
William Wasel
 Senior Vice President
Karen D. Barbato
 Vice President
Ann Catlin
 Vice President
Charles O. Daly
 Vice President
Diana Frankland
 Vice President
Jay C. Harbeck
 Vice President and Portfolio Manager
Mark E. Maguire
 Vice President
Dianne F. McDonough
 Vice President
Patricia A. Schena
 Vice President
Barry F. X. Smith
 Vice President
Gerald M. Richard
 Treasurer
Jerry Weiss
 Secretary



* May be deemed to be an "interested person" of the Fund as such term is defined in the Investment Company Act of 1940.


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Merrill Lynch Institutional Intermediate Fund
Total Return Based on a $10,000 Investment
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[TABULAR REPRESENTATION OF LINE CHART]

                  ML Institutional           ML Government U.S. Treasury
                  Intermediate Fund          Intermediate-Term Bond Index++
11/06/86**             10,000                         10,000
10/87                  10,318                         10,318
10/88                  11,070                         11,239
10/89                  12,080                         12,393
10/90                  13,016                         13,373
10/91                  14,659                         15,274
10/92                  16,074                         16,930
10/93                  17,371                         18,615
10/94                  17,104                         18,140
10/95                  18,643                         20,476
10/96                  19,551                         21,611


* Assuming transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
+ ML Institutional Intermediate Fund intends to invest only in those assets (including assets subject to repurchase agreements) which will permit shares of the Fund to qualify as both "liquid assets" under the regulations of the Office of Thrift Supervision in the Department of the Treasury and as an investment permitted by the regulations of the National Credit Union Administration.
+++This unmanaged Index is comprised of 39 US Treasury securities maturing in from three to five years.
Past performance is not predictive of future performance.

-----------------------------------------------------------
Average Annual Total Returns                      % Return
-----------------------------------------------------------
Year Ended 9/30/96                                 +4.32%
-----------------------------------------------------------
Five Years Ended 9/30/96                           +5.90
-----------------------------------------------------------
Inception (November 6, 1986) through 9/30/96       +6.86
-----------------------------------------------------------

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Merrill Lynch Institutional Intermediate Fund
Schedule of Investments
As of October 31, 1996
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
                                                        Interest   Maturity        Value
Issue                                     Face Amount     Rate       Date        (Note 1a)
--------------------------------------------------------------------------------------------
                          US Government & Agency Obligations--99.5%
============================================================================================
US Treasury Notes                         $ 9,500,000     8.125%    2/15/98     $ 9,786,520
                                            1,000,000     8.875     2/15/99       1,064,370
                                            2,000,000     6.875     7/31/99       2,048,740
                                            3,000,000     7.75      1/31/00       3,156,090
                                            4,000,000     7.125     2/29/00       4,137,480
                                            2,000,000     6.75      4/30/00       2,047,500
                                            1,000,000     6.25      8/31/00       1,007,660
                                            4,000,000     6.375     3/31/01       4,046,240
                                            6,000,000     6.25      4/30/01       6,040,320
                                            2,000,000     6.625     7/31/01       2,042,180
---------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation      2,422,000     5.55     11/01/96       2,422,000
---------------------------------------------------------------------------------------------
Federal National Mortgage Association       4,000,000     7.00      8/11/99       4,031,880
---------------------------------------------------------------------------------------------
Student Loan Marketing Association          5,000,000     7.50      3/08/00       5,207,800
---------------------------------------------------------------------------------------------
Total US Government & Agency Obligations (Cost--$47,231,818)                     47,038,780
---------------------------------------------------------------------------------------------
Total Investments  (Cost--$47,231,818)--99.5%                                    47,038,780
Other Assets Less Liabilities--0.5%                                                 242,440
                                                                                -----------
Net Assets--100.0%                                                              $47,281,220
                                                                                ===========
-------------------------------------------------------------------------------------------


See Notes to Financial Statements.

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Merrill Lynch Institutional Intermediate Fund
Statement of Assets and Liabilities
As of October 31, 1996
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
Assets:
 Investments, at value (identified cost--$47,231,818) (Notes 1a & 1b)                   $ 47,038,780
 Cash                                                                                          1,186
 Interest receivable                                                                         511,079
 Prepaid registration fees and other assets (Note 1e)                                         87,053
                                                                                        ------------
 Total assets                                                                             47,638,098
                                                                                        ------------
Liabilities:
 Payables:
  Dividends to shareholders (Note 1f)                                       $239,539
  Beneficial interest redeemed                                                30,000
  Investment adviser (Note 2)                                                 16,719
  Distributor (Note 2)                                                         6,270         292,528
                                                                            --------
 Accrued expenses and other liabilities                                                       64,350
                                                                                        ------------
 Total liabilities                                                                           356,878
                                                                                        ------------
Net Assets                                                                              $ 47,281,220
                                                                                        ============
Net Assets Consist of:
 Shares of beneficial interest, $.10 par value, unlimited number of
    shares authorized                                                                   $    488,342
 Paid-in capital in excess of par                                                         63,654,950
 Accumulated realized capital losses on investments -- net (Note 5)                      (16,669,034)
 Unrealized depreciation on investments -- net                                              (193,038)
                                                                                        ------------
Net Assets--Equivalent to $9.68 per share based on 4,883,424
   shares of beneficial interest outstanding                                            $ 47,281,220
                                                                                        ============


See Notes to Financial Statements.

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Merrill Lynch Institutional Intermediate Fund
Statement of Operations
For the Year Ended October 31, 1996
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
Investment Income (Note 1d):
 Interest and amortization of premium and discount earned                       $4,155,917
Expenses:
 Investment advisory fees (Note 2)                                 $231,551
 Distribution fees (Note 2)                                          86,832
 Professional fees                                                   67,343
 Registration fees (Note 1e)                                         41,891
 Accounting services (Note 2)                                        32,660
 Trustees' fees and expenses                                         30,000
 Transfer agent fees (Note 2)                                        28,798
 Printing and shareholder reports                                    27,362
 Custodian fees                                                      13,429
 Insurance                                                            3,303
 Pricing fees                                                           631
 Other                                                                  839
                                                                   --------
 Total expenses                                                                    564,639
                                                                                ----------
 Investment income--net                                                          3,591,278
Realized & Unrealized Loss on Investments--Net (Notes 1d & 3):
 Realized loss on investments--net                                                (976,648)
 Change in unrealized depreciation on investments--net                              (2,927)
                                                                                ----------
Net Increase in Net Assets Resulting from Operations                            $2,611,703
                                                                                ==========


See Notes to Financial Statements.

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Merrill Lynch Institutional Intermediate Fund
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                        For the Year Ended
                                                                           October 31,
                                                                   ----------------------------
                                                                       1996            1995
                                                                   ------------    ------------
Increase (Decrease) in Net Assets:
Operations:
 Investment income--net                                            $  3,591,278    $  4,325,960
 Realized loss on investments--net                                     (976,648)     (1,995,513)
 Change in unrealized appreciation/depreciation on
    investments--net                                                     (2,927)      3,394,399
                                                                   ------------    ------------
 Net increase in net assets resulting from operations                 2,611,703       5,724,846
                                                                   ------------    ------------
Dividends to Shareholders (Note 1f):
 Investment income--net                                              (3,591,278)     (4,325,960)
                                                                   ------------    ------------
 Net decrease in net assets resulting from dividends
    to shareholders                                                  (3,591,278)     (4,325,960)
                                                                   ------------    ------------
Beneficial Interest Transactions (Note 4):
 Net decrease in net assets derived from beneficial interest
    transactions                                                    (16,877,924)    (17,667,570)
                                                                   ------------    ------------
Net Assets:
 Total decrease in net assets                                       (17,857,499)    (16,268,684)
 Beginning of year                                                   65,138,719      81,407,403
                                                                   ------------    ------------
 End of year                                                       $ 47,281,220    $ 65,138,719
                                                                   ============    ============


See Notes to Financial Statements.
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Merrill Lynch Institutional Intermediate Fund
Financial Highlights
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The following per share data and ratios have
been derived from information provided in the financial statements.

Increase (Decrease) in Net Asset Value:                   For the Year Ended October 31,
                                               ----------------------------------------------------
                                                 1996      1995       1994       1993        1992
                                               -------    -------    -------    -------     -------
Per Share Operating Performance:
 Net asset value, beginning of year              $9.82      $9.60     $10.31     $10.06      $ 9.76
                                               -------    -------    -------    -------     -------
 Investment income--net                            .61        .62        .55        .54         .62
 Realized and unrealized gain (loss) on
   investments--net                               (.14)       .22       (.71)       .25         .30
                                               -------    -------    -------    -------     -------
 Total from investment operations                  .47        .84       (.16)       .79         .92
                                               -------    -------    -------    -------     -------
 Less dividends from investment
   income--net                                    (.61)      (.62)      (.55)      (.54)       (.62)
                                               -------    -------    -------    -------     -------
 Net asset value, end of year                    $9.68      $9.82     $ 9.60      $10.31     $10.06
                                               =======    =======    =======    ========    =======
Total Investment Return:
 Based on net asset value per share               4.87%      9.00%     (1.54%)      8.07%      9.66%
                                               =======    =======    =======    ========    =======
Ratios to Average Net Assets:
 Expenses                                          .97%       .96%       .83%       .80%        .82%
                                               =======    =======    =======    ========    =======
 Investment income--net                           6.19%      6.38%      5.55%       5.34%      6.24%
                                               =======    =======    =======    ========    =======
Supplemental Data:
 Net assets, end of year (in thousands)        $47,281    $65,139    $81,407    $122,283    $94,798
                                               =======    =======    =======    ========    =======
 Portfolio turnover                              51.44%     47.90%    172.51%     204.80%    156.12%
                                               =======    =======    =======    ========    =======


See Notes to Financial Statements.

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Merrill Lynch Institutional Intermediate Fund
Notes to Financial Statements
October 31, 1996
-------------------------------------------------------------------------------

1. Significant Accounting Policies:

Merrill Lynch Institutional Intermediate Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities traded in the over-the-counter markets are valued at the last available bid price or yield equivalent as obtained from dealers who make a market in the securities. US Government securities and securities issued by Federal agencies are traded in the over-the-counter market. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premium) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.40% of the average daily net assets of the Fund.

The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 pursuant to which MLFD receives a fee from the Fund at the end of each month at the annual rate of 0.15% of the average daily net assets of the Fund.

This fee is to compensate MLFD for the services it provides and the expenses borne by

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Merrill Lynch Institutional Intermediate Fund
Notes to Financial Statements (concluded)
October 31, 1996
-------------------------------------------------------------------------------

MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the year ended October 31, 1996, MLFD earned $86,832 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLPF&S, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $28,097,734 and $44,532,305, respectively.

Net realized and unrealized losses as of October 31, 1996 were as follows:

---------------------------------------------------
                            Realized     Unrealized
                             Losses        Losses
---------------------------------------------------
Long-term investments      $(976,648)    $(193,038)
                           ---------     ---------
Total                      $(976,648)    $(193,038)
                           =========     =========
---------------------------------------------------

As of October 31, 1996, net unrealized depreciation for Federal income tax purposes aggregated $193,038, of which $547,831 related to appreciated securities and $740,869 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $47,231,818.

4. Transactions in Shares of Beneficial Interest:

Transactions in shares of beneficial interest were as follows:

-------------------------------------------------
For the Year Ended                      Dollar
 October 31, 1996        Shares          Amount
-------------------------------------------------
Shares sold            3,906,826     $ 37,917,545
Shares issued to
  shareholders in
  reinvestment of
  dividends              310,652        3,023,342
                      ----------     ------------
Total issued           4,217,478       40,940,887
Shares redeemed       (5,964,956)     (57,818,811)
                      ----------     ------------
Net decrease          (1,747,478)    $(16,877,924)
                      ==========     ============
-------------------------------------------------


-------------------------------------------------
For the Year Ended                     Dollar
 October 31, 1995        Shares          Amount
-------------------------------------------------
Shares sold            2,117,377     $ 20,392,534
Shares issued to
  shareholders in
  reinvestment of
  dividends              344,636        3,329,426
                      ----------     ------------
Total issued           2,462,013       23,721,960
Shares redeemed       (4,312,941)     (41,389,530)
                      ----------     ------------
Net decrease          (1,850,928)    $(17,667,570)
                      ==========     ============
-------------------------------------------------

5. Capital Loss Carryforward:

At October 31, 1996, the Fund had a net capital loss carryforward of approximately $16,669,000, of which $5,830,000 expires in 1997, $4,643,000 expires in 1998, $3,224,000 expires in 2002, $1,995,000 expires in 2003, and
$977,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $8,336,446 has been reclassified to paid-in capital in excess of par.

6. Shareholder Meeting:

A shareholder meeting is scheduled to take place on December 23, 1996. At this meeting, shareholders will vote on proposals to amend the investment objective and fundamental investment restrictions of the Fund, change the Fund's name and enable the Fund to issue four classes of shares under the Merrill Lynch Select Pricing(SM) System.

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Independent Auditors' Report
-------------------------------------------------------------------------------
The Board of Trustees and Shareholders,
Merrill Lynch Institutional Intermediate Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Institutional Intermediate Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Institutional Intermediate Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
December 6, 1996

-------------------------------------------------------------------------------
Important Tax Information (unaudited)
-------------------------------------------------------------------------------

None of the ordinary income distributions paid monthly by Merrill Lynch Institutional Intermediate Fund during its fiscal year ended October 31, 1996 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed in the table at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

-----------------------------------------
                       Percentage of
Quarter Ended       Federal Obligations*
 ----------------- ----------------------
January 31, 1996           84.18%
April 30, 1996             84.54%
July 31, 1996              80.42%
October 31, 1996           85.19%
-----------------------------------------

Of the Fund's ordinary income dividends paid monthly during its fiscal year ended October 31, 1996, 89.87% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

Please retain this information for your records.

*For purposes of this calculation, Federal obligations include US Treasury
 Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

Distributor
Merrill Lynch Funds Distributor, Inc.
One Financial Center, 23rd Floor
Boston, Massachusetts 02111

Manager
Merrill Lynch Asset Management, L.P.
P.O. Box 9011
Princeton, New Jersey 08543-9011

Custodian & Transfer Agent
State Street Bank and Trust Company
P.O. Box 8500
Boston, Massachusetts 02266-8500

Legal Counsel
Rogers & Wells
200 Park Avenue
New York, New York 10166


This report is not authorized for use as an offer of sale or a solicitation to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Institutional
Intermediate Fund
One Financial Center, 23rd Floor
Boston, Massachusetts 02111